Offerings - Offering: 1	Apr. 27, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	550,000
Proposed Maximum Offering Price per Unit | $ / shares	2,000
Maximum Aggregate Offering Price	$ 1,100,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 151,910
Offering Note

1	Fee per Rule 457 (r)